Exhibit 99.1

                        AVNET DEFERRED COMPENSATION PLAN












            (As Amended and Restated Effective as of January 1, 2001
       and Conformed Through the Second Amendment Adopted on May 13, 2005)

                                   AVNET, INC.

                            Certificate of Secretary
                            ------------------------

     I, David R. Birk, Secretary of Avnet, Inc., a New York corporation (the "Company"), do hereby certify that attached hereto is a true and correct copy of the AVNET DEFERRED COMPENSATION PLAN (As Amended and Restated Effective as of January 1, 2001 and Conformed Through the Second Amendment Adopted on May 13,
2005).

         Dated this 13th day of May, 2005.




                                                 /s/ David R. Birk
                                                -------------------------------
                                                Secretary as Aforesaid

                        AVNET DEFERRED COMPENSATION PLAN

            (As Amended and Restated Effective as of January 1, 2001
       and Conformed Through the Second Amendment Adopted on May 13, 2005)


                                TABLE OF CONTENTS


                                                                          Page


ARTICLE 1             TITLE AND DEFINITIONS.................................1
              1.1     Title.................................................1
              1.2     Definitions...........................................1

ARTICLE 2             PARTICIPATION.........................................5
              2.1     Participation.........................................5

ARTICLE 3             DEFERRAL ELECTIONS....................................6
              3.1     Elections to Defer Compensation.......................6
              3.2     Investment Elections..................................8

ARTICLE 4             ACCOUNTS..............................................9
              4.1     Deferral Account......................................9

ARTICLE 5             VESTING..............................................10
              5.1     Deferral Account.....................................10

ARTICLE 6             DISTRIBUTIONS........................................11
              6.1     Distribution of Deferred Compensation................11
              6.2     [RESERVED]...........................................12
              6.3     Financial Hardship Withdrawals.......................12
              6.4     Unscheduled In-Service Withdrawal....................13
              6.5     Scheduled Early Distributions........................13
              6.6     Inability to Locate Participant......................13
              6.7     Trust................................................13

ARTICLE 7             ADMINISTRATION.......................................15
              7.1     Committee............................................15
              7.2     Committee Action.....................................15
              7.3     Powers and Duties of the Committee...................15
              7.4     Construction and Interpretation......................16
              7.5     Information..........................................16
              7.6     Compensation, Expenses and Indemnity.................16
              7.7     Quarterly Statements.................................16
              7.8     Disputes.............................................17

ARTICLE 8             MISCELLANEOUS........................................18
              8.1     Unsecured General Creditor...........................18


                                        i

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                                TABLE OF CONTENTS
                                   (continued)
                                                                          Page




              8.2     Restriction Against Assignment.......................18
              8.3     Withholding..........................................18
              8.4     Amendment, Modification, Suspension or Termination...18
              8.5     Governing Law........................................19
              8.6     Receipt or Release...................................19
              8.7     Notices..............................................19
              8.8     Headings and Gender..................................19
              8.9     Plan Not A Contract of Employment....................19
              8.10    Construed as a Whole.................................19
              8.11    Severability.........................................19

                        AVNET DEFERRED COMPENSATION PLAN

            (As Amended and Restated Effective as of January 1, 2001
       and Conformed Through the Second Amendment Adopted on May 13, 2005)

     WHEREAS, the Company has adopted and currently maintains the Avnet Deferred Compensation Plan (the "Prior Plan") originally effective February 1, 1997; and

     WHEREAS, the Company now desires to amend and restate the Prior Plan, effective January 1, 2001, to implement various design changes to the Prior Plan;

     NOW, THEREFORE, it is hereby declared as follows:


                                   ARTICLE 1

                              TITLE AND DEFINITIONS

     1.1 Title. This Plan shall be known as the Avnet Deferred Compensation Plan (As Amended and Restated Effective as of January 1, 2001).

     1.2 Definitions. Whenever the following words and phrases are used in this Plan, with the first letter capitalized, they shall have the meanings specified below.

     (a) "Account" or "Accounts" means a Participant's Deferral Account.

     (b) "Active Participant" means a Participant who, for a particular Plan Year, has a Compensation Deferred Election Form in effect for the Plan Year.

     (c) "Affiliate" means any incorporated or unincorporated entity that is under common control with the Company under Code Sections 414(b) or (c).

     (d) "Beneficiary" or "Beneficiaries" means the designated person(s) or entity(ies) to receive benefits in the event of death of the Participant in accordance with procedures established by the Committee to receive the benefits specified hereunder. No Beneficiary designation shall become effective until it is filed in accordance with procedures approved by the Committee. If there is no such designation or if there is no surviving designated Beneficiary, then the Participant's surviving spouse shall be the Beneficiary. If there is no surviving spouse to receive any benefits payable in accordance with the preceding sentence, the duly appointed and currently acting personal representative of the Participant's estate (which shall include either the Participant's probate estate or living trust) shall be the Beneficiary. In any case where there is no such personal representative of the Participant's estate duly appointed and acting in that capacity within 90 days after the Participant's death (or such extended period as the Committee determines is reasonably necessary to allow such personal representative to be appointed, but not to exceed 180 days after the Participant's death), then Beneficiary shall mean the person or persons who can verify by affidavit or court order to the satisfaction of the Committee that they are legally entitled to receive the benefits specified hereunder. In the event any amount is payable under the Plan to a minor, payment shall not be made to the minor, but instead be paid (a) to that person's living parent(s) to act as custodian, (b) if that person's parents are then divorced, and one parent is the sole or primary custodial parent, to such custodial parent, or (c) if no parent of that person is then living, to a custodian selected by the Committee to hold the funds for the minor under the Uniform Gifts to Minors Act in effect in the jurisdiction in which the minor resides. If no parent is living and the Committee decides not to select another custodian to hold the funds for the minor, then payment shall be made to the duly appointed and currently acting guardian of the estate for the minor or, if no guardian of the estate for the minor is duly appointed and currently acting within 60 days after the date the amount becomes payable, payment shall be deposited with the court having jurisdiction over the estate of the minor.

     (e) "Board of Directors" or "Board" means the Board of Directors of the Company.

     (f) "Bonus" means any amount attributable to the Participant during a Plan Year which is designated by the Company as a bonus payment. The Committee, in its discretion, shall determine whether any particular type or item of Compensation shall be deemed a "Bonus" for purposes of the Plan.

     (g) "Code" means the Internal Revenue Code of 1986, as amended.

     (h) "Committee" means the Committee appointed by the Board to administer the Plan in accordance with Article 7.

     (i) "Company" means Avnet, Inc., a New York corporation, and any successor corporation.

     (j) "Compensation" means a Participant's Incentive Compensation and/or Salary and/or Bonus.

     (k) "Compensation Deferral Election Form" means a form approved by the Committee and completed by the Participant to defer the payment of Compensation, subject to the terms and conditions of the Plan and such other rules and procedures that the Committee shall determine in its sole discretion.

     (l) [RESERVED].

     (m) [RESERVED].

     (n) "Effective Date" means January 1, 2001.

     (o) "Election Period" for an Eligible Employee means, with respect to a particular Plan Year, the 30-day period ending either (i) prior to the first day of the Plan Year or (ii) after a person first becomes an Eligible Employee.

     (p) "Eligible Employee" means any domestic U.S. domicile employee of the Company or an Affiliate who is part of a select group of management or highly compensated employees that the Committee has determined to be eligible to become a Participant in the Plan to whom the Plan is extended by the Committee, but excluding any person designated by the Company or an Affiliate as an independent contractor.

     (q) "Financial Hardship" means an unforeseeable, severe financial emergency resulting from (1) a sudden and unexpected illness or accident of the Participant or his or her dependent (as defined in Section 152(a) of the Code);
(2) loss of the Participant's property due to casualty; or (3) other similar extraordinary and unforeseeable circumstances arising out of an event beyond the control of the Participant, which may not be relieved through other available resources of the Participants, as determined by the Committee in its sole discretion. Notwithstanding the foregoing, for distributions attributable to amounts deferred under the Plan after December 31, 2004, a Financial Hardship must qualify as an "unforeseeable emergency" within the meaning of Section 409A of the Code.

     (r) "Fund" or "Funds" means one or more of the investment funds selected by the Committee pursuant to Section 3.2(a) in which a Participant's Account shall be deemed to be invested.

     (s) "Incentive Compensation" means any cash incentive compensation payable to a Participant by the Company or an Affiliate in addition to the Participant's Salary and Bonus prior to reduction for any salary deferral contributions to a plan described under Section 125 or Section 401(k) of the Code.

     (t) "Interest Rate" means, for each Fund, an amount equal to the net rate of gain or loss on the assets of such Fund during each month, as determined by the Fund (this amount may be a negative number).

     (u) "Participant" means any Eligible Employee who becomes a Participant in accordance with Section 2.1.

     (v) "Payment Eligibility Date" means a date as soon as administratively practical on or after the first day of the month following the end of the calendar quarter in which a Participant is entitled to a distribution under the terms of the Plan. Notwithstanding the foregoing, for distributions attributable to amounts deferred under the Plan after December 31, 2004 by a "key employee," within the meaning of Section 416(i) of the Code, no distribution following termination of employment (as such term is described in the last paragraph of Section 6.1(a) of the Plan) may be made for a period of six months except in the event of the Participant's death.

     (w) "Plan" means this Avnet Deferred Compensation Plan (As Amended and Restated Effective as of January 1, 2001) set forth herein, now in effect, or as amended from time to time.

     (x) "Plan Year" means the calendar year.

     (y) "Salary" means the Participant's base salary payable by the Company or an Affiliate prior to reduction for any salary deferral contributions to a plan qualified under Section 125 or Section 401(k) of the Code. The term "Salary" shall exclude any Bonuses (or other extraordinary compensation-related payments), reimbursements of business, moving and other expenses, any income resulting from stock option exercises, any Incentive Compensation and any distributions from the Plan and/or any other qualified or non-qualified deferred compensation plan. The Committee, in its discretion, shall determine whether any particular type or item of compensation not specifically referred to above shall be deemed "Salary" for purposes of the Plan.

     (z) "Target Compensation" means, for a Plan Year, a Participant's Incentive Compensation and Salary.

     (aa) "Trust" means the Avnet Deferred Compensation Rabbi Trust, as amended from time to time.

                                   ARTICLE 2

                                  PARTICIPATION

     2.1 Participation. Each person who was a "Participant" under the Prior Plan immediately prior to the Effective Date shall continue to be a Participant in the Plan, but subject to the terms and conditions of the Plan. Any other person who is an Eligible Employee shall become a Participant in the Plan by (1) electing to defer a portion of his or her Compensation in accordance with
Section 3.1, and/or (2) completing such other forms or agreements that the Committee, in its sole discretion, may require.

     If an employee ceases to be an Eligible Employee, then he or she shall no longer be an Active Participant eligible to have a valid Compensation Deferral Election Form on file with the Committee until he or she becomes an Eligible Employee again.

                                   ARTICLE 3

                               DEFERRAL ELECTIONS

     3.1 Elections to Defer Compensation.

     (a) Election Period. Subject to Section 2.1, each Eligible Employee may elect to defer Compensation by filing with the Committee a Compensation Deferral Election Form no later than the last day of his or her Election Period.

     (b) General Rule. The amount of Compensation which an Active Participant may elect to defer is as follows:

     (1) Any amount of Salary that is at least $5,000, but does not exceed 50% of his or her Salary; and/or

     (2) Any amount of Incentive Compensation that is at least $5,000, but does not exceed 100% of Incentive Compensation; and/or

     (3) Any amount of Bonus that is at least $5,000, but does not exceed 100% of Bonus.

provided, however, that no election shall be effective to reduce
Compensation that:

     (i) an Eligible Employee has actually or constructively received; or

     (ii) would cause an Eligible Employee's Compensation for a calendar year to be an amount which is less than the Social Security taxable wage base for such calendar year.

     (c) Coordination With Deferrals to Avnet 401(k) Plan. An Active Participant who makes a valid Compensation deferral election under paragraph (b) above for a year may also elect, during his or her applicable Election Period, to have certain amounts attributable to pre-tax contributions that would, absent certain limitations under the Code, otherwise be made to the Avnet 401(k) Plan be made or transferred to this Plan. These amounts include refunds of pre-tax contributions under the Avnet 401(k) Plan due to the dollar limitations imposed under Code sections 401(a)(30) and 402(g), refunds attributable to the nondiscrimination tests under Code sections 401(k) or 401(m) and pre-tax contributions that cannot be made to the Avnet 401(k) Plan due to the compensation limitation imposed under Code section 401(a)(17). Any amounts deferred under the Plan pursuant to this paragraph (c) shall be treated as deferral of Salary for all other purposes of the Plan. Notwithstanding the foregoing, an Active Participant's ability to defer contributions to the Plan attributable to such refunds from the Avnet 401(k) Plan after December 31, 2004 shall be subject to the requirements under Section 409A of the Code and the rules and regulations issued thereunder.

     (d) Minimum Deferrals. If no Salary is deferred by an Active Participant for a Plan Year and the total amount of his or her Incentive Compensation elected to be deferred with respect to that Plan Year is in fact less than $5,000 of the Participant's total Compensation, then no portion of the Participant's Compensation shall be deferred. Effective for deferrals made under the Plan after December 31, 2004, if an Active Participant's deferrals for a Plan Year is under $5,000, then distribution attributable to such deferrals after the end of that Plan Year may only be made to the extent permitted under
Section 409A of the Code and the rules and regulations issued thereunder.

     (e) Effect of Election. The Compensation Deferral Election Form shall be effective with respect to Compensation payable during or after the first pay period beginning after the end of the corresponding Election Period.

     (f) Duration of Compensation Deferral Election. Any Compensation Deferral Election Form shall remain in effect, notwithstanding any change in the Participant's Compensation, until changed or terminated in accordance with the terms of paragraph (g); provided, however, that such election shall terminate automatically during any Plan Year if the Participant is no longer an Eligible Employee. Subject to the preceding requirements, a Participant may increase, decrease or terminate his or her Compensation Deferral Election Form, effective for Compensation payable during pay periods beginning after the beginning of any new Plan Year by filing a new form, in accordance with the terms of this Section 3.1, with the Committee.

     (g) Revocation of Compensation Deferral Election Form. To the extent permissible under Section 409A of the Code (and the rules and regulations issued thereunder), an Active Participant who elects to defer Compensation by delivering to the Committee a valid Compensation Deferral Election Form may only change his or her election by revoking such form, in a written instrument delivered to the Committee, prospectively for Compensation that has not yet been paid. Thereafter, a Participant may not defer Compensation under the Plan until the next Plan Year by filing a new Compensation Deferral Election Form during the corresponding Election Period. Notwithstanding the foregoing, a Participant who receives a Financial Hardship Withdrawal during a Plan Year pursuant to
Section 6.3 shall be deemed to have his or her Compensation Deferral Election Form revoked for the duration of such Plan Year and shall not be eligible to file a new Compensation Deferral Election Form with the Committee for the next Plan Year.

     (h) Elections other than Elections During the Election Period. Subject to the requirements above, any Eligible Employee who fails to elect to defer Compensation during his or her Election Period may subsequently become an Active Participant, and any Eligible Employee who has terminated a prior Compensation Deferral Election Form may elect again to defer Compensation, by filing a new Compensation Deferral Election Form in accordance with paragraph (b) above. An election to defer Compensation must be filed during the Election Period for, and will be effective for Compensation paid with respect to, services performed during the next Plan Year.

     3.2 Investment Elections.

     (a) At the time of making the deferral elections described in Section 3.1, the Participant shall designate, on a form provided by the Committee, the type(s) of investment funds the Participant's Account will be deemed to be invested in for purposes of determining the amount of earnings to be credited to that Account. These investment funds shall be selected by the Committee from time to time, and the Committee may modify, replace or discontinue a particular type or category of investment fund in its sole discretion.

     (b) In making the designation pursuant to this Section 3.2, the Participant may specify that all or any whole percentage of his Accounts (of at least 10%) be deemed to be invested in one or more of the types of investment funds available under the Plan from time to time. A Participant may change the designation made under this Section 3.2 by filing a change of election using a form approved by the Committee. The change will be effective on the first business day of the next month provided the Participant files his change of election form, in the manner approved by the Committee, by the 25th day of the prior month. If a Participant fails to elect a type of fund under this Section 3.2, he or she shall be deemed to have elected an investment fund that is similar to a money market fund.

     (c) The Interest Rate of each such commercially available investment fund or contract shall be used to determine the amount of earnings or losses to be credited to Participants' Accounts under Article 4.

                                   ARTICLE 4

                                    ACCOUNTS

     4.1 Deferral Account. The Committee shall establish and maintain a Deferral Account for each Participant under the Plan. Each Participant's Deferral Account shall be further divided into separate subaccounts ("Fund Subaccounts"), each of which corresponds to a investment fund(s) elected by the Participant pursuant to
Section 3.2(a). A Participant's Deferral Account shall be credited as follows:

     (a) As soon as practicable after the date that Salary being deferred hereunder would otherwise be payable to the Participant, the Committee shall credit the Fund Subaccounts of the Participant's Deferral Account with an amount equal to Salary deferred by the Participant during each pay period in accordance with the Participant's election under Section 3.2(a); that is, the portion of the Participant's deferred Salary that the Participant has elected to be deemed to be invested in a certain type of investment fund shall be credited to the Fund Subaccount corresponding to such fund;

     (b) As soon as practicable after the date that Incentive Compensation being deferred hereunder would otherwise be payable to the Participant, the Committee shall credit the Fund Subaccounts of the Participant's Deferral Account with an amount equal to the portion of the Incentive Compensation deferred by the Participant's election under Section 3.2(a); that is, the portion of the Participant's deferred Incentive Compensation that the Participant has elected to be deemed to be invested in a particular type of investment fund shall be credited to the Fund Subaccount corresponding to such fund;

     (c) As soon as practicable after the date that Bonus being deferred hereunder would otherwise be payable to the Participant, the Committee shall credit the Fund Subaccounts of the Participant's Deferral Account with an amount equal to the portion of the Bonus money deferred by the Participant's election under Section 3.2(a); that is, the portion of the Participant's deferred Bonus money that the Participant has elected to be deemed to be invested in a particular type of investment fund shall be credited to the Fund Subaccount corresponding to such fund; and

     (d) As of the last day of each month, each Fund Subaccount of a Participant's Deferral Account shall be credited with earnings or losses in an amount equal to that determined by multiplying the balance credited to such fund subaccount as of the last day of the preceding month by the Interest Rate for the corresponding investment fund selected by the Committee pursuant to Section 3.2(b).

                                   ARTICLE 5

                                     VESTING

     5.1 Deferral Account. Except as provided in Sections 6.4 and 6.6, a Participant's Deferral Account shall be 100% vested at all times.

                                   ARTICLE 6

                                  DISTRIBUTIONS

     6.1 Distribution of Deferred Compensation.

     (a) In the case of a Participant who is no longer employed by the Company or an Affiliate and who either (i) terminates as a result of a long-term disability (as defined in the Company's long-term disability plan), or (ii) who has at least five (5) years of service with the Company, the Distributable Amount shall be paid to the Participant in the form of substantially equal annual periodic payments over 15 years beginning on his or her Payment Eligibility Date. However, except as indicated below, a Participant described in the preceding sentence may elect one of the following optional forms of distribution provided, that, if the distribution relates to clause (ii) above, his or her election is filed with the Committee at least one year prior to his or her termination of employment:

     (1) a cash lump sum payable on the Participant's Payment Eligibility Date, and

     (2) substantially equal annual periodic payments over five or ten years beginning on the Participant's Payment Eligibility Date.

Notwithstanding the foregoing, for distributions attributable to amounts deferred under the Plan after December 31, 2004, a Participant's ability to select a distribution option under clauses (1) or (2) above shall be determined in accordance with Section 409A of the Code and the rules and regulations issued thereunder. Without limiting the generality of the foregoing, a Participant could select a distribution option under (1) or (2) above during an Election Period for deferrals (and earnings) made during the corresponding Plan Years beginning after December 31, 2004, and any changes to such distribution election option may not take effect until at least 12 months after the date on which the election is made, the first payment with respect to which such election is made must be deferred for at least five years from the date the payment would otherwise have been made and, except as provided in rules and regulations issued under Section 409A of the Code, no election change may permit the acceleration of the time or schedule of any payment under the Plan. Distributions made in installment payments will be deemed to be made on a pro rata basis from each Fund in which a Participant's Account is deemed to be invested in pursuant to
Section 3.2.

     Notwithstanding the foregoing: (x) if the Distributable Amount is $50,000 or less, the Distributable Amount shall automatically be distributed in the form of a cash lump sum on the Participant's Payment Eligibility Date and (y) all payments made to a Beneficiary shall be in the form of a cash lump sum payment that is made as soon as practicable after the Participant's death (even if periodic payments began before the Participant's death). The Participant's Accounts shall continue to be adjusted monthly for earnings or losses pursuant to Section 4.1(d) of the Plan until all amounts previously credited to his or her Accounts under the Plan have been distributed.

     For all purposes under this Plan, a Participant shall not be considered terminated from employment if the Participant remains employed by an Affiliate, even if employees of such Affiliate are not Eligible Employees. However, if the Participant is employed by an Affiliate and ceases to be such as a result of a sale or other corporate reorganization, such sale or reorganization shall be treated as termination of employment unless immediately following such event and without any break in employment the Participant remains employed by Company or another Affiliate or the former Affiliate assumes all liability for the Participant's benefits under the Plan. Notwithstanding the foregoing, for distributions attributable to amounts deferred under the Plan after December 31, 2004, the determination of whether a Participant has terminated employment shall be consistent with the concept of "separation from service," as that term is used under Section 409A of the Code and the rules and regulations issued thereunder.

     (b) In the case of a Participant who terminates employment prior to attaining at least five (5) years of service or for reasons other than a long-term disability, the Distributable Amount shall be paid to the Participant in the form of a cash lump sum on the Participant's Payment Eligibility Date.

     6.2 [RESERVED].

     6.3 Financial Hardship Withdrawals. Participant shall be permitted to elect to withdraw amounts from their Accounts prior to termination of employment with the Company due to a Financial Hardship subject to the following restrictions:

     (a) The election to take a Financial Hardship distribution shall be made by filing a form approved by and filed with the Committee prior to the end of any calendar month.

     (b) The Committee determines, in its sole discretion, that the Participant has incurred a Financial Hardship.

     (c) The amount of the Financial Hardship distribution shall, in all cases, not exceed the amount necessary to satisfy the Financial Hardship (after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant's assets unless any such liquidation would itself cause a Financial Hardship) plus any taxes reasonably anticipated as a result of such distribution.

     (d) The amount described in subsection (b) above shall be paid in a single cash lump sum as soon as practicable after the end of the calendar month in which the Committee approves the Financial Hardship distribution application.

     (e) To the extent permissible under Section 409A of the Code and the rules and regulations issued thereunder, if a Participant receives a Financial Hardship Distribution, his or her Compensation deferrals shall be suspended for at least one full Plan Year or such other period as may be required under
Section 409A.

     6.4 Unscheduled In-Service Withdrawal. Notwithstanding anything in this Plan to the contrary, for amounts attributable to deferrals made under the Plan prior to January 1, 2005, a Participant may request to withdrawal of all or a portion of the balance of his Account by filing a written request with the Committee in a form approved by the Committee. The withdrawal will be deemed to be made from the deferrals for the year or years whose deferred distribution date is closest to the date of the withdrawal and the Committee, in its sole discretion, shall determine which of the Fund Subaccounts will be charged for the withdrawal. This request may be granted, solely in the absolute discretion of the Committee; provided, however, if the Committee grants a withdrawal request, all future compensation deferrals shall be suspended for that Plan Year plus the next full Plan Year. The amount of the withdrawal under this section will be subject to a ten percent (10%) forfeiture. Such amount will be forfeited to the Company.

     6.5 Scheduled Early Distributions. Participants may elect to receive payments of Compensation deferred during a given Plan Year to be made on a future designated payment date while still employed by filing a written election with the Committee, provided the payment date is at least three plan years from the date that the Compensation Deferral Election Form applicable to such Plan Year is received by the Committee. A Participant may make one irrevocable election to postpone such payment date and select a later payment date by filing a written election with the Committee; provided, however, that any such election for distributions attributable to deferrals made under the Plan after December 31, 2004 must be made at least 12 months prior to such scheduled payment date, the new payment date election may not take effect until at least 12 months after the date on which it is made and the first payment for which such election is made is deferred for at least five years from the date the payment would have otherwise been made. Payment under this Section will be made in a lump sum. This election shall apply to the Compensation deferred for the Plan Year specified by the Participant on his or her payment election and the earnings credited thereto until the payment date. A distribution pursuant to this Section 6.5 of less than the Participant's entire interest in the Plan shall be made pro rata from his or her Fund Subaccounts according to the balances in such Subaccounts. Notwithstanding the foregoing, if a Participant terminates employment with the Company for any reason prior to the date on which a payment is scheduled to be made pursuant to this Section 6.5, the Participant's entire Account balance will be paid pursuant to the provisions of Section 6.1.

     6.6 Inability to Locate Participant. In the event that the Committee is unable to locate a Participant or Beneficiary within two years following the Participant's Payment Eligibility Date, the amount allocated to the Participant's Deferral Account and Company Contribution Amounts shall be forfeited. If, after such forfeiture, the Participant or Beneficiary later claims such benefit prior to the expiration of a ten year period, such benefit shall be reinstated without interest or earnings.

     6.7 Trust.

     (a) The Company shall cause the payment of benefits under this Plan to be made in whole or in part by the Trustee of the Trust (the "Trust") in accordance with the provisions of this Section 6.7. The Company shall contribute to the Trust for each Participant an amount equal to the amount deferred by the Participant for the Plan Year. Contributions shall be made no less frequently than on a monthly basis.

     (b) The Committee shall direct the Trustee to pay the Participant or his Beneficiary at the time and in the amount described in Article 6. In the event the amounts held under the Trust are not sufficient to provide the full amount payable to the Participant, the Company shall pay for the remainder of such amount at the time set forth in Article 6.

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                                   ARTICLE 7

                                 ADMINISTRATION

     7.1 Committee. A Committee shall be appointed by, and serve at the pleasure of, the Board of Directors. The number of members comprising the Committee shall be determined by the Board which may, from time to time, vary the number of members. A member of the Committee may resign by delivering a written notice of resignation to the Board. The Board may remove any member by delivering a certified copy of its resolution of removal to such member. Upon his or her termination of employment with the Company, a person shall automatically cease being a Committee member. Vacancies in the membership of the Committee shall be filled promptly by the Board.

     7.2 Committee Action. The Committee shall act at meetings by affirmative vote of a majority of the members of the Committee. Any action permitted to be taken at a meeting may be taken without a meeting if, prior to such action, a written consent to the action is signed by all members of the Committee and such written consent is filed with the minutes of the proceedings of the Committee. A member of the Committee shall not vote or act upon any matter which relates solely to himself or herself as a Participant. The Chairman or any other member or members of the Committee designated by the Chairman may execute any certificate or other written direction on behalf of the Committee. Notwithstanding the foregoing, the Committee may delegate specific functions or duties to a specific Committee member or members.

     7.3 Powers and Duties of the Committee.

     (a) The Committee shall enforce the Plan in accordance with its terms, shall be charged with the general administration of the Plan, and shall have all powers necessary to accomplish its purposes, including, but not by way of limitation, the following:

     (1) To select the funds or contracts to be the Funds in accordance with
Section 3.2(b);

     (2) To construe and interpret the terms and provisions of this Plan and to remedy any ambiguities, omissions or inconsistencies contained therein;

     (3) To compute and certify to the amount and kind of benefits payable to Participants and their Beneficiaries;

     (4) To maintain all records that may be necessary for the administration of the Plan;

     (5) To provide for the disclosure of all information and the filing or provision of all reports and statements to Participants, Beneficiaries or governmental agencies as shall be required by law;

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

     (6) To promulgate, administer and enforce such rules for the regulation of the Plan and procedures for the administration of the Plan as are not inconsistent with the terms hereof;

     (7) To appoint a plan administrator or any other agent, and to delegate to them such powers and duties in connection with the administration of the Plan as the Committee may from time to time prescribe; and

     (8) To take all actions set forth in the Trust agreement, including determining whether to hold or discontinue the Policies.

     7.4 Construction and Interpretation. The Committee shall have full discretion to construe and interpret the terms and provisions of this Plan, which interpretation or construction shall be final and binding on all parties, including, but not limited to, an Affiliate or any Participant or Beneficiary. The Committee shall administer such terms and provisions of the Plan in accordance with any and all laws applicable to the Plan.

     7.5 Information. To enable the Committee to perform its functions, the Company shall supply full and timely information to the Committee on all matters relating to the Compensation of all Participants, their death or other cause of termination, and such other pertinent facts as the Committee may require.

     7.6 Compensation, Expenses and Indemnity.

     (a) The members of the Committee shall serve without compensation for their services hereunder.

     (b) The Committee is authorized at the expense of the Company to employ such legal counsel as it may deem advisable to assist in the performance of its duties hereunder. Expenses and fees in connection with the administration of the Plan shall be paid by the Company, to the extent that the Committee does not authorize payment from the Trust.

     (c) To the extent permitted by applicable law, the Company shall indemnify and save harmless the Committee and each member thereof, the Board of Directors and any delegate of the Committee who is an employee of the Company against any and all expenses, liabilities and claims, including legal fees to defend against such liabilities and claims arising out of their discharge in good faith of responsibilities under or incident to the Plan, other than expenses and liabilities arising out of willful misconduct. This indemnity shall not preclude such further indemnities as may be available under insurance purchased by the Company or provided by the Company under any bylaw, agreement or otherwise, as such indemnities are permitted under applicable law.

     7.7 Quarterly Statements. Under procedures established by the Committee, a Participant shall receive a statement with respect to such Participant's Accounts on a quarterly basis as soon as practicable after each March 31, June 30, September 30 and December 31.

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     7.8 Disputes.

     (a) Claim. A person who believes that he or she is being denied a benefit to which he or she is entitled under this Agreement (hereinafter referred to as "Claimant") may file a written request for such benefit with the Committee, setting forth his or her claim.

     (b) Claim Decision. Upon receipt of a claim, the Committee shall advise the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. The Committee may, however, extend the reply period for an additional ninety (90) days for special circumstances.

     If the claim is denied in whole or in part, the Committee shall inform the Claimant in writing, using language calculated to be understood by the Claimant, setting forth: (1) the specified reason or reasons for such denial; (2) the specific reference to pertinent provisions of the Plan or Plan rules on which such denial is based; (3) a description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation why such material or such information is necessary; (4) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and (5) the time limits for requesting a review under subsection (c).

     (c) Request for Review. Within sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Company review the determination of the Committee. Such request must be addressed to the Secretary of the Company, at its then principal place of business. The Claimant or his or her duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Company. If the Claimant does not request a review within such sixty (60) day period, he or she shall be barred and estopped from challenging the Company's determination.

     (d) Review of Decision. Within sixty (60) days after the Company's receipt of a request for review, after considering all materials presented by the Claimant, the Company will inform the Participant in writing, in a manner calculated to be understood by the Claimant, of its decision setting forth the specific reasons for the decision and containing specific references to the pertinent provisions of the Plan or Plan rules on which the decision is based. If special circumstances require that the sixty (60) day time period be extended, the Company will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review.

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                                   ARTICLE 8
                                  MISCELLANEOUS

     8.1 Unsecured General Creditor. Participants and their Beneficiaries, heirs, successors, and assigns shall have no legal or equitable rights, claims, or interest in any specific property or assets of the Company. No assets of the Company shall be held under any trust (other than the Trust), or held in any way as collateral security for the fulfilling of the obligations of the Company under this Plan. Except as provided in the Trust, any and all of the Company's assets relating to the Plan shall be, and remain, the general unpledged, unrestricted assets of the Company. The Company's obligation under the Plan shall be merely that of an unfunded and unsecured promise of the Company to pay money in the future, and the rights of the Participants and Beneficiaries shall be no greater than those of unsecured general creditors. It is the intention of the Company that this Plan (and the Trust) be unfunded for purposes of the Code and for purposes of Title I of ERISA.

     8.2 Restriction Against Assignment. The Company shall pay all amounts payable hereunder only to the person or persons designated by the Plan and not to any other person or corporation. No part of a Participant's Accounts shall be liable for the debts, contracts, or engagements of any Participant, his or her Beneficiary, or successors in interest. Except as may be required by a valid qualified domestic relations order under ERISA, a Participant's Accounts shall not be subject to execution by levy, attachment, or garnishment or by any other legal or equitable proceeding. A Participant or Beneficiary shall not have any right to alienate, anticipate, sell, transfer, commute, pledge, encumber, or assign any benefits or payments hereunder in any manner whatsoever. If any Participant, Beneficiary or successor in interest is adjudicated bankrupt or purports to anticipate, alienate, sell, transfer, commute, assign, pledge, encumber or charge any distribution or payment from the Plan, voluntarily or involuntarily, the Committee, in its discretion, may cancel such distribution or payment (or any part thereof) to or for the benefit of such Participant, Beneficiary or successor in interest in such manner as is consistent with applicable law.

     8.3 Withholding. There shall be deducted from each payment made under the Plan or Trust or any other Compensation payable to the Participant (or Beneficiary) all taxes which are required to be withheld by the Company in respect to such payment or this Plan. The Company shall have the right to reduce any payment (or Compensation) by the amount of cash sufficient to provide the amount of said taxes.

     8.4 Amendment, Modification, Suspension or Termination. The Board of Directors may amend, modify, suspend or terminate the Plan in whole or in part by adopting a written instrument, except that no amendment, modification, suspension or termination shall have any retroactive effect to reduce any amounts allocated to a Participant's Deferral Account (the Policies themselves shall not be treated as allocated to Deferral Accounts). In addition, the Committee has the right to amend Sections 3.2 or 6.2(a)(1) and any other Plan provision (subject to the limitation in the preceding sentence) as long as any such amendment does not have a material increase in the costs incurred by the Company in connection with the Plan. In the event that this Plan is terminated, the amounts allocated to a Participant's Accounts (regardless of whether such amounts had become vested) shall be distributed to the Participant or, in the event of his or her death, his or her Beneficiary in a lump sum as soon as practicable following the date of termination; provided, however, that the foregoing shall apply to amounts attributable to deferrals made under the Plan after December 31, 2004 only to the extent permissible under Section 409A of the Code and the rules and regulations issued thereunder.

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

     8.5 Governing Law. This Plan shall be construed, governed and administered in accordance with the laws of the State of Arizona, without regard to its conflict of law provisions and except to the extent that its laws are preempted by the laws of the United States of America.

     8.6 Receipt or Release. Any payment to a Participant or the Participant's Beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims against the Committee and the Company. The Committee may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect.

     8.7 Notices. All notices or other communications by a Participant to the Company in connection with the Plan shall be deemed to have been duly given when received by the Secretary of the Company or by any other person designated by the Company for the receipt of such notices or other communications, in the form and at the location specified by the Company.

     8.8 Headings and Gender. The headings to sections in the Plan have been included for convenience of reference only. The masculine pronoun shall include the feminine and the singular the plural, whenever appropriate. Except as otherwise expressly indicated, all references to sections in the Plan shall be to sections of the Plan.

     8.9 Plan Not A Contract of Employment. The Plan does not constitute a contract of employment and participation in the Plan does not give any Eligible Employee or Participant the right to be retained in the employ of the Company or an Affiliate nor give any person a right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

     8.10 Construed as a Whole. The provisions of the Plan shall be construed as a whole in such manner as to carry out the provisions thereof and shall not be construed separately without relation to the context.

     8.11 Severability. If any provision of this Plan unrelated to its status under Title I of ERISA as an unfunded plan maintained for a select group of management or highly compensated employees is held to be invalid or unenforceable by a court of competent jurisdiction, such holding shall not impact the validity or enforceability of the remaining provisions of the Plan.


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